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                                                                    EXHIBIT 10.1

                             CLICK COMMERCE, INC.
                      STOCK OPTION AND STOCK AWARD PLAN

     Click Commerce, Inc., a Delaware corporation (formerly known as "Click Interactive, Inc.") (the "Company"), hereby amends and restates its stock option plan formerly known as the Click Interactive, Inc. Stock Option and Stock Award Plan (the "Plan"). The Plan, as amended and restated, shall be effective as of the date of its adoption by the Board of Directors of the Company (the "Board"), subject to the approval of the Company's stockholders on or before the first anniversary of the date of its adoption by the Board. Upon approval by the Board, awards may be made as provided herein, subject to such subsequent stockholder approval.

     1.  Purposes.

     The Company desires to attract and retain the best available employees, officers, directors and consultants for itself and its Subsidiaries and to encourage the highest level of performance by such individuals in order to serve the best interests of the Company and its stockholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible individuals the opportunity to acquire stock ownership interests in the Company, and to thereby provide them with incentives to put forth maximum efforts for the success of the Company and its Subsidiaries. The term "Subsidiary" as used herein means each corporation which meets the definition of "subsidiary corporation" contained in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  Form of Awards.

     Stock options awarded under the Plan may be either incentive stock options meeting the requirements of Section 422 of the Code ("ISOs") or options that do not meet the requirements of Section 422 of the Code ("NSOs"). Unless otherwise indicated, references in the Plan to "Options" shall include both ISOs and NSOs. The Committee may also award stock appreciation rights ("SARs") in tandem with any Option awarded hereunder. An Option (or a portion thereof) that is not designated as an ISO, or that does not satisfy all of the requirements of
Section 422 of the Code, and any Option granted to an individual who is not an employee or officer of the Company or a Subsidiary, shall be a NSO.

     3.  Maximum Shares Available.

     The maximum aggregate number of shares ("Shares") of the Company's common stock, $.001 par value per share ("Common Stock") for which Options may be awarded under the Plan is 4,930,842, subject to adjustment pursuant to Section
11. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares of Common Stock or issued shares of Common Stock reacquired by the Company. In the event that any Option under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason (other than cancellation as a result of the exercise of a tandem SAR), then the shares of Common Stock covered by such Option may, at the discretion of the Committee (as defined below), be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

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     4.  Administration.

     (a) Committee. The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Board, each of whom is a "disinterested person" as such term is defined in Rule 16b-3(c)(2)(i) of the General Rules and Regulations promulgated under the Securities and Exchange Act of 1934 (the "Act") (and, in addition, with respect to any grant of an Option or SAR, or the determination of conditions and restrictions intended to make the grant or award subject thereto constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, such grant, award or determination is made by a Committee consisting of two or more "outside directors" as such term is defined in Treasury Regulation Section 1.162-27(e)(3)), and who shall be appointed by, and may be removed by, such Board.

     (b) Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the exercise price of each such Option, the term of each such Option, the number of shares of Common Stock to be covered by each such Option and the vesting standards applicable to each such Option; (ii) to establish performance goals to be achieved within such performance periods and using such measures as it may select; (iii) to waive any condition or restriction applicable to an Option and accelerate the exercisability thereof; (iv) to designate Options as ISOs or NSOs; (v) to award SARs in tandem with such Options and (vi) to determine the employees, officers, directors and consultants to whom, and the time or times at which, Options and SARs shall be granted.

     (c) Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

     (d) Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all Optionees (as defined in Section 5) who have received awards under the Plan and all other interested persons.

     (e) Liability; Indemnification. No member of the Committee, nor any individual to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time.


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     5.  Eligibility.

     Options and SARs may be granted to executive and key management employees, officers, directors and consultants of the Company and its Subsidiaries; provided, however, that ISOs may not be granted to any individual who is not an employee of the Company or its Subsidiaries. In determining the individuals to whom Options and SARs shall be granted ("Optionees") and the number of shares to be covered by each Option and SAR, the Committee shall take into account the nature of the services rendered by such individuals, their present and potential contribution to the success of the Company and its Subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

     6.   Terms and Conditions of Options.

     (a) Grant of Options. Options shall be granted in such form and upon such terms and conditions as the Committee shall from time to time determine. Each award of Options shall be evidenced by a written agreement, executed by the Optionee and the Company, and containing such restrictions, terms and conditions, if any, as the Committee may require (the "Option Agreement"). In the event of any conflict between an Option Agreement and the Plan, the terms of the Plan shall govern. The date on which the Option is granted to an Optionee, as set forth in the Option Agreement, is referred to herein as the "Grant Date." The maximum number of shares with respect to which Options and SARs may be granted during any calendar year to any Optionee is 1,000,000.

     (b) Option Price. Subject to the provisions of Section 7(a) with respect to 10% stockholders of the Company, the price at which a Share may be purchased pursuant to the exercise of an Option shall be determined by the Committee at the Grant Date; provided, however, that the Option Price shall not be less than 100% of the Fair Market Value of a Share subject to such Option on the Grant Date. Subject to the provisions of Section 11, for all purposes of the Plan the "Fair Market Value" of a Share as of any date means the fair market value of the Share as determined by the Committee in its sole discretion, or pursuant to a formula it establishes from time to time which utilizes the market price of Common Stock.

     (c) Term of Options. The term of each Option granted under the Plan shall be established by the Committee at the Grant Date. Except as otherwise provided in Section 7(a) with respect to 10% percent stockholders of the Company, the term of each ISO shall not exceed ten years from the Grant Date.

(d) Exercise of Options. Each Option shall be exercisable, either in whole or in part, at such time or times as shall be determined by the Committee at the Grant Date of the Option; provided, however, that no Option shall be exercisable after the expiration date of the Option. The Committee may establish performance goals to be achieved within such time periods and using such measures as the Committee may select in its sole discretion as a condition to the exercise of an Option.

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     Options granted under the Plan shall be immediately exercisable in the event of a Change in Control. "Change in Control" shall occur when, (A) a person, entity or group other than an individual who is a stockholder of the Company as of the date of the Company's initial public offering ("Existing Stockholders") acquires beneficial ownership of 35% of the outstanding shares entitled to vote in elections of directors ("voting shares"), or (B) the Company consummates a merger or consolidation, or a sale or disposition of all or substantially all of its assets, other than with or to an affiliated company.
An "affiliated company" means a company with respect to which the majority of the total members of its Board of Directors were selected by persons or entities who are Existing Stockholders.

     Options may be exercised by an Optionee (after the Option becomes exercisable and prior to the expiration date of the Option) by giving written notice to the Secretary of the Company stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for the shares of Common Stock issuable upon exercise of the Option shall be made in full in cash or, if the Committee, in its sole discretion, permits, in shares of Common Stock (valued at Fair Market Value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the Optionee, shall be delivered to the Optionee.

     (e) Reload Rights. The Committee may grant reload rights which entitle the Optionee to receive a new Option ("Reload Option") to purchase shares upon the Optionee's exercise of an Option ("Underlying Option") by delivery or attestation of shares of Common Stock in payment of the Option Price. However, no Reload Option shall be granted unless (i) a sufficient number of shares remain authorized and not issued or subject to purchase under outstanding Options granted under the Plan; (ii) the Optionee is a Director or Employee on the date of exercise of the Underlying Option; (iii) the exercise of the Underlying Option is for the purchase of a number of shares of Common Stock at least equal to the lesser of 25% of the total number of shares subject to purchase or 100% of the shares with respect to which the Underlying Option is then exercisable; (iv) the Grant Date of the Reload Option would be at least one year before the Expiration Date of the Underlying Option; and (v) the Fair Market Value of one share of the Underlying Option on the Exercise Date is greater than or equal to the Option Price of the Underlying Option. Each Reload Option shall entitle the Optionee to purchase a number of shares equal to the sum of the number of shares used to pay the Option Price of the Underlying Option and the number of shares delivered or withheld in payment of the tax withholding amount pursuant to Section 13(a). Each Reload Option shall have the same Expiration Date as the Underlying Option. No reload Option shall have Reload Rights.

     (f) Cancellation of SARs. Upon exercise of all or a portion of an Option, the related SARs, if any, shall be canceled with respect to an equal number of shares of Common Stock.

     7.   Special Rules Applicable to ISOs.

     (a) 10% Stockholders. Notwithstanding any other provisions of this Plan to the contrary, an individual may not receive an ISO under the Plan if such individual, on the Date of Grant, owns (after application of the rules contained in Section 424(d) of the Code) stock

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possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of the Common Stock subject to such ISO on the Date of Grant and (ii) such ISO is not exercisable after the date five years from its Date of Grant.

     (b) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each ISO at the time such ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or any other plan of the Company or a Subsidiary) shall not exceed $100,000. Any portion of an Option which exceeds this annual limit shall be a NSO.

     (c) Limitations on Time of Grant. No grant of an ISO shall be made under this Plan more than ten years after the date of adoption of the Plan by the Board.

     8.   Stock Appreciation Rights.
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     (a)  Grants of SARs. SARs may be awarded by the Committee in connection with any Option granted under the Plan, either on the Date of Grant of the Option or thereafter at any time prior to the exercise, termination or expiration of the Option. SARs shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

     (b) Exercise of SARs. An SAR shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of an SAR, the related Option shall be canceled with respect to an equal number of shares of Common Stock. An SAR shall entitle the Optionee to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one Share as of the date the SAR is exercised over (ii) the Option Price per Share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

     (c) Settlement of SARs. As soon as is reasonably practicable after the exercise of a SAR, the Company shall (i) issue, in the name of the Optionee, Shares representing the total number of full shares of Common Stock to which the Optionee is entitled pursuant to Section 8(b) hereof and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares of Common Stock, or (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash pursuant to Section 8(d), deliver to the Optionee an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

     (d) Cash Settlement. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of a SAR by the payment of cash

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in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

     9.   Transferability of Options.
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     No ISO or related SAR may be transferred, assigned, pledged or hypothecated
(whether by operation of law or otherwise), except as provided by will, the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code), and no ISO or related SAR shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an ISO or related SAR not specifically permitted herein shall be null and void and without effect. An ISO or SAR may be exercised only by the Optionee during his or her lifetime and, following the Optionee's death, may be exercised only as provided in Section 10(c).

     An Optionee may transfer all or part of a NSO or related SAR to the Optionee's spouse, child or children, grandchild or grandchildren, or to a trust for the benefit of any of the foregoing; provided that the transferee thereof shall hold such NSO or SAR subject to all of the conditions and restrictions contained herein and otherwise applicable to the NSO or related SAR, and that, as a condition to such transfer, the Company may require the transferee to agree in writing (in a form acceptable to the Company) that the transfer is subject to such conditions and restrictions.

     10.  Effect of Termination of Employment or Service on Options and SARs.
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     (a)  Termination of Employment or Service. In the event that an Optionee's employment or service as a non-employee director or consultant with the Company or a Subsidiary shall be terminated (for reasons other than death or disability) or in the event such Optionee shall resign from employment or service as a non-employee director or consultant, exercisable Options and SARs held by such Optionee may not be exercised after the date the employment or service terminates except to the extent the Committee (either at the Date of Grant or thereafter) permits exercise after such date but, in any case, no later than 90 days after such employment or services ended unless, in the case of an NSO, the exercise period is extended by the Committee. In no event, however, may an Option or SAR be exercised after the expiration date of the Option as designated by the Committee pursuant to Section 6(c).

     (b) Disability. In the event that an Optionee's employment or service as a non-employee director or consultant with the Company or one of its Subsidiaries shall be terminated as a result of the disability of the Optionee (within the meaning of Section 22(e)(3) of the Code), Options and/or SARs that the Optionee was entitled to exercise on the date his or her employment or service with the Company or Subsidiaries terminated may be exercised at any time during the first twelve months after such Optionee terminated employment or ceased serving as a non-employee director or consultant, unless, in the case an NSO, the exercise period is extended by the Committee. In no event, however, may the Option and/or SAR be exercised after the expiration date of the Option as designated by the Committee pursuant to Section 6(c).

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     (c)  Death. If an Optionee shall die while employed by or serving as a non-
employee director or consultant of the Company or one of its Subsidiaries, Options and SARs that the Optionee was entitled to exercise on the date immediately preceding his or her date of death may be exercised by the Optionee's estate or by the person who acquires the right to exercise such Option and/or SAR on his or her death by bequest or inheritance. Such exercise may occur at any time within one year after the date of the Optionee's death, unless, in the case of an NSO, the exercise period is extended by the Committee. In no event, however, may the Option and/or SAR be exercised after the expiration date of the Option as designated by the Committee pursuant to Section 6(c).

     (d) Nonexercisable Options and SARs. Options and SARs that have not yet become exercisable by the Optionee shall terminate immediately upon the Optionee's termination of employment or cessation of service as a non-employee director or consultant with the Company and its Subsidiaries for any reason whatsoever.

     11.  Adjustment upon Changes in Capitalization.
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     Subject to the following provisions of this Section 11, in the event of any change in the outstanding shares of Common Stock by reason of any share dividend, split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the aggregate number and kind of shares of Common Stock reserved for issuance under the Plan or subject to Options outstanding or to be granted under the Plan shall be proportionately adjusted so that the value of each Option shall not be changed, and the terms of any outstanding Option may be adjusted by the Committee in such manner as it deems equitable; provided, however, that in no event shall the Option Price for a Share be adjusted below the par value of such Share, nor shall any fraction of a Share be issued upon the exercise of an Option.

    12.  Amendment and Termination of Plan.
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     Subject to any approval of the stockholders of the Company that may be required (or, in the opinion of the Committee, appropriate ) under law, the Committee may at any time amend, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall materially and adversely alter or impair any Option or SAR previously granted under the Plan without the consent of the holder thereof.

     13.  Miscellaneous.
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     (a)  Tax Withholding. Whenever an Optionee recognizes income with respect to an Option or SAR under the Plan, the Company shall have the right to deduct from all payments under this Plan amounts sufficient to satisfy all withholding tax requirements, or to require Optionees or their beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy those withholding tax requirements. The Committee may, in its discretion, permit an Optionee to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the Optionee or (ii) having the Company withhold from shares otherwise deliverable to the Optionee. Shares of Common Stock surrendered or withheld shall be valued at their Fair Market Value as of the date on which income is required to be recognized for income

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tax purposes. In the case of an award of ISOs, the foregoing right shall be deemed to be provided to the Optionee at the time of such award. If shares are surrendered by or withheld for an Optionee who is subject to Section 16 of the Act, the foregoing shall be accomplished in a manner consistent with Rule 16b-3(e) thereunder.

     (b) Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company shall make appropriate provision for the preservation of Optionees' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

     (c) No Right to Employment. Nothing in the Plan or in any Option Agreement entered into pursuant to Section 6(a), nor the grant of any Option, shall confer upon any individual any right to continue in the employ of the Company or a Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or interfere with or limit the right of the Company or a Subsidiary to modify the terms of or terminate such individual's employment at any time.

     (d) Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (i) to the Optionee at the Optionee's address as set forth in the books and records of the Company or its Subsidiaries, or (ii) to the Company or the Committee at the principal office of the Company.

     (e) Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     (f) Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

     (g) Term of Plan. Unless earlier terminated pursuant to Section 12, the Plan shall terminate on the tenth anniversary of the date of its original adoption by the Board.

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